UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


    Date of report (Date of earliest event reported):  February 10, 2006
                                                     ---------------------------

                           NATURAL HEALTH TRENDS CORP.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

                0-26272                             59-2705336
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        (Commission File Number)         (IRS Employer Identification No.)


2050 Diplomat Drive, Dallas, Texas                               75234
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    (Address of Principal Executive Offices)                   (Zip Code)


                                 (972) 241-4080
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              (Registrant's Telephone Number, Including Area Code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01      Entry into a Material Definitive Agreement
Item 3.02      Unregistered Sale of Equity Securities

On February 10, 2006, Natural Health Trends Corp. (the "Company") entered into an Escrow Agreement (the "Agreement") with Mark D. Woodburn ("Woodburn") and Terry L. LaCore ("LaCore"), who are former officers and directors of the Company, and the LaCore and Woodburn Partnership, an affiliate of Woodburn and LaCore. Pursuant to the Agreement, (i) the Company agreed to issue and deposit with the escrow agent (the "Agent") stock certificates in the name of the Agent representing an aggregate of 1,081,066 shares of the Company's common stock (the "Escrowed Shares") and (ii) Woodburn and LaCore deposited with the Agent $1,206,000 in immediately available funds (the "Cash Deposit"). The Escrowed Shares are the shares of common stock issuable upon the cashless exercise of certain options issued in 2001 and 2002 to LaCore and the LaCore and Woodburn Partnership exercisable at $1.00 and $1.10 per share. The number of Escrow Shares is based upon the closing price of the Company's common stock on February 9, 2006 of $10.14 and the surrender of 118,934 option shares as payment of the aggregate exercise price of $1,206,000.

The Escrowed Shares will be issued pursuant to Section 4(2) of the Securities Act of 1933, as amended, to the Agent upon the grant by the Agent of an irrevocable proxy (the "Proxy") to the Company to vote the Escrowed Shares on all matters presented at meetings of stockholders or any written consent executed in lieu thereof. The parties have agreed that the Agent will hold the Escrowed Shares and the Cash Deposit until it receives joint written instructions from the Company, Woodburn and LaCore, or until it receives a final non-appealable order from a court of competent jurisdiction. Each of the Company and Woodburn and LaCore has further agreed that all current and future rights, claims, defenses and causes of actions they have or may have against each other are preserved.

Item 9.01      Financial Statements and Exhibits

        (d)    Exhibits

        10.1 Escrow Agreement dated February 10, 2006 among Natural Health Trends Corp., Terry L. LaCore, Mark D. Woodburn, LaCore and Woodburn Partnership and Krage and Janvey LLP, as escrow agent.



                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  February 15, 2006


                                         NATURAL HEALTH TRENDS CORP.


                                         By: /s/ ROBERT H. HESSE
                                             -----------------------------------
                                             Robert H. Hesse
                                             Interim Chief Executive Officer

                                  EXHIBIT INDEX



Exhibit                             Description
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10.1           Escrow Agreement dated February 10, 2006 among Natural Health
               Trends Corp., Terry L. LaCore, Mark D. Woodburn, LaCore and Woodburn Partnership and Krage and Janvey LLP, as escrow agent.